UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: October 24, 2008

MONOGRAM BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30369	94-3234479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Oyster Point Blvd., South San Francisco, California, 94080

(Address of Principal Executive Offices, including zip code)

(650) 635-1100

(Registrant’s Telephone Number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 27, 2008, Monogram Biosciences, Inc., or Monogram, issued a press release announcing its unaudited financial results for the quarter ended September 30, 2008. A copy of this press release is included herewith as Exhibit 99.1.

Item 8.01.	Other Events.

On October 24, 2008, Monogram’s board of directors approved a 6-to-1 reverse split of its common stock, as previously authorized and approved by Monogram’s stockholders at the September 19, 2007 annual meeting. The reverse stock split is expected to be implemented effective after the close of the markets on November 3, 2008. The Company’s common stock will begin trading on a post-split basis on November 4, 2008 under the temporary trading symbol “MGRMD” for approximately 20 trading days before reverting to “MGRM” on or about December 2, 2008. A copy of the press release announcing the approval of the reverse stock split is included herewith as Exhibit 99.2.

In addition, on October 24, 2008, Monogram’s board of directors approved the filing with the Securities and Exchange Commission of a proxy statement regarding its annual meeting of stockholders, to be held on December 17, 2008. Included in the matters to be voted on is the election of members of the board of directors and the ratification of the selection of auditors. A stockholder proposal not included in the proxy statement for the Company’s 2008 Annual Meeting of Stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely with respect to the Company’s 2008 Annual Meeting of Stockholders, the Company’s Bylaws provide that the stockholder’s notice must be delivered to the Secretary of the Company not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of the annual meeting is first made. For the Company’s 2008 Annual Meeting of Stockholders, stockholders must submit written notice to the Secretary in accordance with the foregoing Bylaw provisions not later than the close of business on November 6, 2008.

Item 9.01	Financial Statements And Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release Issued by Monogram Biosciences, Inc. Regarding its Unaudited Financial Results, dated October 27, 2008.

99.2	Press Release Issued by Monogram Biosciences, Inc. Regarding Approval of a Reverse Split of Common Stock, dated October 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monogram Biosciences, Inc. (Registrant)

	By:	/s/ Alfred G. Merriweather
Date: October 27, 2008		Alfred G. Merriweather
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release Issued by Monogram Biosciences, Inc. Regarding its Unaudited Financial Results, dated October 27, 2008.

99.2	Press Release Issued by Monogram Biosciences, Inc. Regarding Approval of a Reverse Split of Common Stock, dated October 27, 2008.